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                                                                   EXHIBIT 10.30

                          TECHNOLOGY TRANSFER AGREEMENT

     THIS TECHNOLOGY TRANSFER AGREEMENT (the "Agreement") is entered into effective as of the 20th day of December 2006 (the "Effective Date"), by and between Mallinckrodt Inc., a Delaware corporation, with a place of business at 675 McDonnell Boulevard, Hazelwood, Missouri 63042 ("MALLINCKRODT"), and Molecular Insight Pharmaceuticals, Inc., a Delaware corporation, with an office at 160 Second Street, Cambridge, Massachusetts 02142 ("MIP").

     WITNESSETH THAT:

     WHEREAS, MIP plans to enter a license agreement with Novartis Pharma AG ("Novartis") for the right to make, use, sell, offer for sale and import the Product (as defined in Section 1 below); and

     WHEREAS, MALLINCKRODT owns or is the licensee of certain Patent Rights (as defined in Section 1 below), claiming a method of stabilization of radiopharmaceuticals; and

     WHEREAS, MALLINCKRODT has technology and capability to manufacture Vials (as defined in Section 1 below) and the Product; and

     WHEREAS, MIP desires to obtain a license to the Patent Rights and Technology (as defined in Section 1 below), and to receive a transfer of the Technology for the Vials and the Product as detailed in EXHIBIT B; and

     WHEREAS, MALLINCKRODT is willing to grant the license and to provide the transfer of the Technology upon the terms and conditions set forth in this Agreement;

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MALLINCKRODT and MIP agree as follows:

1. DEFINITIONS. Wherever used in this Agreement, the following capitalized terms shall have the meanings set forth below:

     1.1 "AFFILIATE" means any entity that directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. For purposes of this definition, "control" or "controlled" means ownership directly or through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interest in the case of any

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other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity, or the ability to cause the direction of the management or policies of a corporation or other entity.

     1.2 "AGREEMENT" shall mean this Technology Transfer Agreement together with all exhibits, schedules and appendices hereto, all as the same may be amended, modified or supplemented from time-to-time in accordance with the terms of this Agreement.

     1.3 "CHANGE OF CONTROL" shall mean any of the following events: (i) any Third Party (or group of Third Parties acting in concert) becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the voting power of the stock then outstanding of MIP; (ii) MIP consolidates with or merges into another corporation or entity, or any corporation or entity consolidates with or merges into MIP, in either event pursuant to a transaction in which fifty percent (50%) or more of the total voting power of the stock outstanding of the surviving entity normally entitled to vote is not held by Persons holding more than fifty percent (50%) of the outstanding shares of MIP prior to such consolidation or merger; (iii) any Third Party (or group of Third Parties acting in concert) obtains the power to direct or cause the direction of the management and policies of MIP by any lawful means whatsoever; or (iv) MIP conveys, transfers or leases all or substantially all of its assets.

     1.4 "COMPOUND" means DOTA-Tyr(3)-Octreotide.

     1.5 "EFFECTIVE DATE" shall mean the later to occur of (i) the date upon which MALLINCKRODT receives written notice from MIP that MIP has executed the agreement with Novartis as referenced in Section 8 hereof and (ii) the date upon which the Termination Letter shall have been executed by and between MALLINCKRODT and Novartis.

     1.6 "FDA" means the United States Food and Drug Administration and any successor agency thereto.

     1.7 "GOOD MANUFACTURING PRACTICES" or "GMP" means the then current Good Manufacturing Practices as such term is defined from time to time by the FDA or other relevant governmental authority having jurisdiction over the development, manufacture or sale of the Product in any other country pursuant to its regulations, guidelines or otherwise.

     1.8 "MALLINCKRODT CONFIDENTIAL INFORMATION" means all Technology, data and other information that is disclosed by MALLINCKRODT to MIP during the course of providing the technology transfer services under this Agreement to the extent that such


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information as of the date of disclosure to MIP is not (i) known to MIP other than by virtue of a prior confidential disclosure to MIP by MALLINCKRODT; or
(ii) disclosed in published literature, or otherwise generally known to the public through no fault or omission of MIP; or (iii) obtained from a Third Party free from any obligation of confidentiality to MALLINCKRODT.

     1.9 "MIP CONFIDENTIAL INFORMATION" means all information about MIP's technical requirements with respect to the Product which is disclosed by MIP to MALLINCKRODT and designated "Confidential" in writing by MIP at the time of disclosure to MALLINCKRODT to the extent that such information is not (i) as of the date of disclosure to MALLINCKRODT demonstrably known to MALLINCKRODT other than by virtue of a prior confidential disclosure to MALLINCKRODT by MIP; or
(ii) as of the date of disclosure or thereafter is disclosed in published literature, or otherwise generally known to the public through no fault or omission of MALLINCKRODT; or (iii) obtained from a Third Party free from any obligation of confidentiality to MIP; or (iv) MALLINCKRODT can demonstrate by competent evidence was developed by MALLINCKRODT or its Affiliates without access to or the benefit of MIP Confidential Information. MIP will not disclose any information to MALLINCKRODT regarding MIP's marketing plans or commercialization with respect to the Product or to the Indium 111 labelled Compound for dosimetry planning for OctreoTher therapy delivery and to the extent disclosed, such information shall not be deemed MIP Confidential Information for purposes of this Agreement and MALLINCKRODT shall not be under any limitations with respect thereto.

     1.10 "MIP FIELD" means human oncology therapeutic use.

     1.11 "OCTREOTHER(R)" means the trademark selected and owned by Novartis for the Product.

     1.12 "PARTY" OR "PARTIES" shall mean MIP or MALLINCKRODT, or MIP and MALLINCKRODT, whichever the context admits.

     1.13 "PATENT RIGHTS" means the patents and patent applications listed in EXHIBIT A, and patents issuing on them, including any division, continuation, continuation-in-part, renewal, extension, re-examination, reissue or foreign counterpart thereof.

     1.14 "PERSON" shall mean any individual, corporation, partnership, association, joint stock company, trust, unincorporated organization or government or political subdivision thereof.


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     1.15 "PRODUCT" means the OctreoTher Hot Liquid which is the radiolabeled peptide (90)Y DOTA-Tyr(3)-Octreotide (Yttrium ((90)Y) SMT 487) in a solution prepared from the reconstituted Vials.

     1.16 "REGULATORY AUTHORITY" shall mean the FDA or any foreign counterpart or additional governmental or regulatory agencies in the Territory with responsibility for marketing approval or authorization of the Product.

     1.17 "TECHNOLOGY" means and is limited to the specific materials, technical information, know-how, expertise, trade secrets and the associated documentation in MALLINCKRODT's possession and required for:

          -    the manufacturing and quality control of the Vials; and

          -    the manufacturing and quality control of the Product.

MIP acknowledges that the term "Technology" does not include any know-how, expertise or trade secret information, if any, that MALLINCKRODT may have regarding the labelling of the Compound with Indium-111. Without limiting the generality of the preceding sentence, MALLINCKRODT shall be under no obligation whatsoever to provide a Technology transfer to MIP with respect to the labelling of the Compound with Indium-111.

     1.18 "TERRITORY" shall mean all of the countries and territories of the world.

     1.19 "TERMINATION LETTER" shall mean an agreement to be entered into by MALLINCKRODT and Novartis providing for the termination of (i) that certain agreement, dated December 1, 1992, between Sandoz Pharma Ltd. (now Novartis) and Mallinckrodt Medical Inc. (now MALLINCKRODT) relating to the development, manufacture and marketing of molecules for radiodiagnostic and radiotherapeutic purposes and (ii) that certain agreement, dated October 1996, under which MALLINCKRODT and Novartis agreed to collaborate in the development, manufacture and marketing of the Product.

     1.20 "THIRD PARTY" shall mean any Person or other entity other than MIP, MALLINCKRODT or their respective Affiliates.

     1.21 "VIAL" means the OctreoTher SMT 487 Reaction Vial which is a vial containing lyophilized material comprised of DOTA-Tyr(3)- Octreotide, gentisic acid, inositol, ascorbic acid, and sodium hydroxide that is reconstituted to make the Product.

2. GRANT OF LICENSE, TERM, RIGHTS AND OBLIGATIONS.

     2.1 LICENSE GRANTED TO MIP UNDER THE PATENT RIGHTS AND TECHNOLOGY. Subject to


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the terms, conditions and limitations of this Agreement, MALLINCKRODT hereby grants to MIP a non-exclusive, worldwide license under all of MALLINCKRODT's right, title and interest in the Patent Rights and Technology, to manufacture, use, sell, offer for sale and import the Product in the MIP Field, as well as to use the Indium 111 labelled Compound for dosimetry purposes in relation to the Product therapy administration; provided that MIP can only exercise the foregoing rights with respect to an Indium 111 labelled Compound to the extent the FDA or other Regulatory Authority expressly requires the development and use thereof for dosimetry purposes as a condition to its approval of the Product for marketing and sale, and provided further that MIP may under no circumstances market and sell an Indium-111 labelled Compound separately as a diagnostic imaging agent (i.e., the Indium-labelled Compound can only be marketed and sold for dosimetry purposes in relation to Product therapy administration). Except as specifically provided in this Agreement, no licenses are granted by MALLINCKRODT and MALLINCKRODT retains all other rights under the Patent Rights and the Technology.

     MIP shall have the right to grant sublicenses with respect to the license rights provided for in this Section 2.1 solely on the following terms and conditions.

          (a) Without MALLINCKRODT'S prior written consent, which MALLINCKRODT may grant or withhold in its sole and absolute discretion, and notwithstanding anything to the contrary forth in this Agreement, MIP cannot sublicense any rights to a direct competitor of MALLINCKRODT, as listed in EXHIBIT G.

          (b) In the event MIP intends to grant rights of any nature whatsoever with respect to the commercialization, including but not limited to the marketing, promoting, distributing, importing or selling, of the Product to any Third Party(ies), MIP must first offer any such commercialization rights, in writing, to MALLINCKRODT. Upon receipt of such offer, MALLINCKRODT shall have sixty (60) days to inform MIP whether it desires to enter into good faith negotiations with MIP for a definitive agreement with respect to such rights. Mallinckrodt's rights under this subsection are subject to MIP's obligation to first provide Novartis with "rights of first discussions", as set forth in
Section 6.5 of the agreement to be entered into between MIP and Novartis relating to the Product, as referenced in Section 8 of this Agreement.

          (c) MIP shall in all events remain directly responsible to MALLINCKRODT for the performance by any sublicensee of any and all obligations and/or responsibilities assumed by such sublicensee under this Agreement.


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          (d) The terms and conditions of any Third Party sublicense shall be consistent in all respects with the terms of this Agreement.

          (e) MIP shall cause each sublicensee to execute any and all additional documents reasonably requested by MALLINCKRODT to reflect the conditions set forth above.

     2.2 TERM OF LICENSE. The term of the license set forth in Section 2.1 shall commence on the Effective Date and, unless sooner terminated pursuant to Article 9 of this Agreement, shall terminate on a country-by-country basis on the date when MIP discontinues manufacture and/or sale of the Product, as the case may be, in such country.

     2.3 TRANSFER OF THE TECHNOLOGY.

          (a) During the period commencing no later than thirty (30) days after the Effective Date and terminating not later than one-hundred eighty (180) days thereafter, MALLINCKRODT shall make available research and development and production personnel to physically transfer the Technology to MIP personnel. Such MALLINCKRODT personnel shall be knowledgeable about the Technology, shall be reasonably capable of transferring the Technology to MIP, and shall use commercially reasonable efforts to transfer the Technology to MIP personnel. MIP must at all times during the one-hundred eighty (180) period referenced in the preceding sentence provide knowledgeable and capable personnel to be the recipients of the transfer of the Technology. Exhibit B is an all-inclusive list of the specific services to be provided by MALLINCKRODT personnel hereunder. MALLINCKRODT shall transfer the Technology to MIP on an "AS IS" basis.

          (b) MALLINCKRODT's obligation to provide transfer of the Technology is in all events limited to ninety (90) work days (i.e., one MALLINCKRODT employee working ninety (90) days at eight (8) hours per day) or completion by MALLINCKRODT of the specific services identified in Exhibit B, whichever comes first.

          (c) For purposes of calculating the amount of time devoted by MALLINCKRODT personnel to the transfer of Technology required under this Agreement, each response by MALLINCKRODT to a request by MIP or its Affiliates for assistance, whether in the form of a written communication, oral request, or otherwise, shall be accounted for as an expenditure of time equal to the greater of (i) four (4) hours or (ii) the actual time spent by MALLINCKRODT responding to the request for assistance. For example, if an employee of MIP requests, by telephone call, assistance with Technology transfer and a MALLINCKRODT employee devotes two (2) hours responding to the request, MALLINCKRODT shall, for


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purposes of this Agreement, be considered to have provided four (4) hours of
Technology transfer services.

          (d) In the event the MALLINCKRODT personnel referenced above are required to travel away from their regular place of employment, MIP will reimburse MALLINCKRODT for all reasonable travel and living expenses incurred by such personnel upon submission by MALLINCKRODT of an itemized account of expenses for which it seeks reimbursement. Travel time will be considered working time of MALLINCKRODT employees for purposes of determining MALLINCKRODT's compliance with its obligations under this Section.

     2.4 ADDITIONAL TRANSFER OF THE TECHNOLOGY. If, during the first twelve (12) months this Agreement is in effect, MIP determines that it requires additional Technology transfer from MALLINCKRODT, MIP shall provide to MALLINCKRODT a list of its specific additional requirements for MALLINCKRODT's consideration. If the request is acceptable to MALLINCKRODT in its reasonable discretion, MALLINCKRODT shall provide up to an additional ninety (90) work days in thirty (30) work day increments of Technology transfer during a similar period and in the manner set forth in Section 2.3. MIP shall make the payment described in Section 3(d) prior to the commencement of such additional Technology transfer.

     2.5 CERTIFICATION BY MALLINCKRODT. Upon completion by MALLINCKRODT of its obligation(s) to transfer the Technology under Sections 2.3 and/or 2.4 of this Agreement, MALLINCKRODT shall provide a written certification of completion to MIP in the form attached to this Agreement as EXHIBIT C. Absent manifest error demonstrated by MIP, and subject to MIP's rights to additional technical support, if applicable, as set forth in Section 2.4, such certification shall for all purposes be deemed conclusive and final evidence of MALLINCKRODT's full and complete performance of its Technology transfer obligations to MIP.

     2.6 LIAISON. Each of MIP and MALLINCKRODT shall within ten (10) days of the execution of this Agreement identify a primary contact person to act as liaison for the purposes of implementing this Agreement.

3. PAYMENTS. MIP shall make the following payments to MALLINCKRODT by wire transfer in United States Dollars to an account designated by MALLINCKRODT:

          (a) $250,000.00 concurrent with the execution of this Agreement;


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          (b) $** upon commencement by MALLINCKRODT of the Technology transfer as detailed in Exhibit B;

          (c) $** upon completion of the Technology transfer as detailed in Exhibit B; and

          (d) $** for each thirty (30) day increment of the additional Technology Transfer pursuant to Section 2.4, payable upon commencement by MALLINCKRODT of each such increment.

4. SALE OF OCTREOTHER VIALS.

     4.1 MALLINCKRODT hereby sells and MIP buys the 1,800 Vials in MALLINCKRODT's possession. The purchase price is U.S. $400,000.00, fifty percent (50%) of which is payable by wire transfer concurrent with the execution of this Agreement and the balance of which is payable upon confirmation of delivery to MIP.

     4.2 Terms of delivery for the Vials shall be FOB, MALLINCKRODT's facility in Petten, The Netherlands. MALLINCKRODT shall cause the Vials to be shipped within thirty (30) days after the later of execution of this Agreement and receipt by MALLINCKRODT of the fifty percent (50%) installment, as described in
Section 4.1 above, unless directed otherwise by MIP and agreed upon by MALLINCKRODT in its discretion.

     4.3 MALLINCKRODT warrants that the Vials have been manufactured in accordance with GMP standards and meet the specifications in Section 5.2.1 of the Yttrium ((90)Y) SMT 487 IND Information Manufacturing Description attached to this Agreement as EXHIBIT D. MALLINCKRODT MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE VIALS, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, EXCEPT AS SET FORTH IN SECTION 6.

5. MIP RESPONSIBILITIES. Upon the Effective Date, MIP will be solely responsible, at its own cost, for all regulatory filings, development and clinical and commercial manufacture of all Product. MALLINCKRODT will have no responsibilities or obligation of any kind with respect to these activities.

6. REPRESENTATION AND WARRANTY.

     6.1 MALLINCKRODT represents and warrants to MIP that, upon execution of the


                       *Confidential Treatment Requested*

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Termination Agreement by Novartis, it will have the right to grant the license granted pursuant to Section 2.1 of this Agreement, and that the license so granted will not conflict with or violate the terms of any agreement between MALLINCKRODT and any Third Party.

7. TREATMENT OF CONFIDENTIAL INFORMATION.

     7.1 CONFIDENTIALITY.

          7.1.1 Subject to MIP's rights with respect to the licenses as specifically provided for in Section 2.1 of this Agreement, MIP and MALLINCKRODT each agree that during the term of this Agreement and for five (5) years thereafter, it will keep confidential, and will cause its Affiliates and sublicensees to keep confidential, all MALLINCKRODT Confidential Information or MIP Confidential Information, as the case may be, which is disclosed to it or to any of its Affiliates and sublicensees pursuant to this Agreement. Neither MIP, its Affiliates or sublicensees, nor MALLINCKRODT shall use Confidential Information of the other Party except as expressly permitted under this Agreement.

          7.1.2 Each Party agrees that it will disclose the other Party's Confidential Information to its officers, employees, agents or Affiliates only if and to the extent necessary to carry out its responsibilities under this Agreement and shall limit disclosures to the extent possible consistent with such responsibilities. MALLINCKRODT agrees not to disclose MIP Confidential Information to any Third Parties under any circumstance without written permission from MIP. MALLINCKRODT shall take such action, and shall cause its Affiliates to take such action, to preserve the confidentiality of MIP Confidential Information as it would customarily take to preserve the confidentiality of its own Confidential Information. Upon termination of this Agreement, MALLINCKRODT will, upon MIP's written request, either return or, in MALLINCKRODT's discretion, destroy all the MIP Confidential Information disclosed to it by MIP pursuant to this Agreement, including all copies and extracts of documents, within sixty (60) days of the request except for one (1) copy which may be kept for the purpose of complying with continuing obligations under this Agreement.

          7.1.3 The Parties represent that all employees who shall have access to Confidential Information are or will be bound by agreements to maintain such information in confidence.

          7.1.4 Notwithstanding any of the foregoing provisions, MIP specifically acknowledges and agrees that all confidential and proprietary information provided by


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MALLINCKRODT to MIP in connection with the negotiation, execution and performance of this Agreement shall also be and remain subject to the terms of that certain Confidentiality Agreement, dated November 14, 2005, between the Parties (the "MALLINCKRODT Confidentiality Agreement.") In the event of any inconsistencies between the terms of this Agreement and the MALLINCKRODT Confidentiality Agreement, the terms of the MALLINCKRODT Confidentiality Agreement shall govern, except that MIP shall, without regard to the terms of the MALLINCKRODT Confidentiality Agreement, be authorized to communicate MALLINCKRODT Confidential Information to a permitted sublicensee hereunder (as provided for in Section 2.1) to the extent required for the performance by such permitted sublicensee of the obligations that are subject to the sublicense.

     7.2 PUBLICITY. Except as required by law, and except for a mutually approved press release to be issued upon the signing of this Agreement, neither Party may disclose the terms of this Agreement without the written consent of the other Party; provided, however, that MIP may disclose the terms, or provide copies, of this Agreement as necessary in the normal course of business to bankers, investors and others in order to obtain financing.

     7.3 DISCLOSURE REQUIRED BY LAW. If MALLINCKRODT is requested to disclose MIP Confidential Information in connection with a legal or administrative proceeding or is otherwise required by law to disclose the Confidential Information, it will give MIP prompt notice of such request. MIP may seek an appropriate protective order or other remedy or waive compliance with the provisions of this Agreement. If MIP seeks a protective order or other remedy, MALLINCKRODT will cooperate at MIP's sole cost and expense. If MIP fails to obtain a protective order or waive compliance with the relevant provisions of this Agreement, MALLINCKRODT will disclose only that portion of MIP Confidential Information which its legal counsel determines it is required to disclose.

8. NO OTHER AGREEMENTS. Except for the MALLINCKRODT Confidentiality Agreement, this Agreement is the sole agreement between the Parties with respect to the subject matter hereof and supersedes all other agreements and understandings between the Parties with respect to same; provided, however, the execution of the proposed agreement between MIP and Novartis with respect to the Product prior to or on even date with this Agreement, together with the execution by MALLINCKRODT and Novartis of the Termination Agreement, are condition precedents to the force and effectiveness of this Agreement. If such agreement is not executed in


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the time described, this Agreement will lapse and the Parties will have no obligation of any kind to each other; provided that such lapse will have no effect on the continuing enforceability of the MALLINCKRODT Confidentiality Agreement in accordance with its terms.

9. TERMINATION AND DISENGAGEMENT.

     9.1 MATERIAL BREACH. If either MIP or MALLINCKRODT shall breach any material obligation contained in this Agreement and, in the case of a breach capable of remedy, such breach shall not be cured within sixty (60) days (ten
(10) days with respect to a payment default) after written notice to the breaching Party, the Party not in breach may terminate this Agreement by notice without prejudice to the accrued rights of either Party.

     9.2 TERMINATION FOR INSOLVENCY. Either Party may terminate this Agreement immediately upon delivery of written notice to the other Party: (i) upon the institution by or against the other Party of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of the other Party's debts; provided, however, with respect to involuntary proceedings, that such proceedings are not dismissed within one hundred and twenty (120) days;
(ii) upon the other Party's making an assignment for the benefit of creditors; or (iii) upon the other Party's dissolution or ceasing to do business.

     9.3 CHANGE OF CONTROL. MALLINCKRODT may terminate this Agreement immediately in the event there is a Change in Control, provided such Change in Control results in MIP being owned by a direct competitor of MALLINCKRODT, as listed on Exhibit G hereto.

     9.4 EFFECT OF TERMINATION.

          (a) The expiration of termination of this Agreement for any reason shall not relieve the Parties from any obligations that accrued prior to such expiration or termination, including without limitation MALLINCKRODT's right to receive all payments accrued hereunder as of the effective date of expiration or termination. In addition, except where explicitly elsewhere provided herein, termination of this Agreement for any reason, or expiration of this Agreement, will not affect any rights or obligations which, from the context thereof, are intended to survive termination or expiration of this Agreement.

          (b) In the event this Agreement is rightfully terminated by MALLINCKRODT pursuant to Sections 9.1, 9.2 or 9.3, (i) all of MIP's rights to the Patent Rights and the Technology shall immediately revert to MALLINCKRODT, including but not limited to all rights under the license conveyed pursuant to
Section 2.1 of this Agreement, and


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(ii) MALLINCKRODT shall be entitled to immediately cease all Technology transfer activities otherwise remaining to be performed under this Agreement.

          (c) In the event this Agreement is rightfully terminated by MIP pursuant to Sections 9.1 or 9.2, MIP's license rights in and to the Patent Rights and the Technology shall nevertheless continue in full force and effect in accordance with the terms of this Agreement.

10. INDEMNIFICATION. MIP hereby agrees to indemnify, defend and hold harmless MALLINCKRODT (and all officers, directors, employees, agents and other Affiliates of MALLINCKRODT) for any and all claims, liabilities, damages, losses, costs or expenses (including but not limited to reasonable attorneys' fees) arising from or in connection with (i) any breach by MIP of a material obligation under this Agreement, (ii) clinical trials pursued by MIP, its Affiliates or sublicensees with respect to the Product or the Compound or (iii) the development, manufacture, marketing and/or sale of the Product by MIP, its Affiliates or sublicensees. MIP shall choose legal counsel, shall control the defense of such claim or action and shall have the right to settle same on such terms and conditions it deems advisable.

11. LIMITATION OF DAMAGES. Neither Party nor their respective Affiliates shall have any liability for any special, incidental or consequential damages, including but not limited to loss of opportunity, revenue or profit, in connection with or arising out of this Agreement, even if it shall have been advised of the possibility of such damages.

12. NOTICES. All notices shall be in writing mailed via certified mail, return receipt requested, courier, or facsimile or other e-mail transmission addressed as follows, or to such other address as may be designated from time to time:

     IF TO MIP: Molecular Insight Pharmaceuticals, Inc.
                160 Second Street
                Cambridge, Massachusetts 02142
                Attn: Vice President, Commercial and Business Development

     WITH COPY TO: Joshua A. Kalkstein, Esq.
                   Robinson & Cole LLP


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                   One Boston Place
                   Boston, MA 02108

     IF TO MALLINCKRODT: Mallinckrodt Inc.
                         675 McDonnell Blvd.
                         St. Louis, MO 63134
                         Attn: President, Imaging Division

     WITH COPY TO: Mallinckrodt Inc.
                   675 McDonnell Blvd.
                   St. Louis, MO 63134
                   Attn: Vice President Legal, Imaging Division

Notices shall be deemed given as of the date received.

13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof or any other law that would apply the law of another jurisdiction.

14. MISCELLANEOUS.

     14.1 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, heirs, successors and permitted assigns.

     14.2 HEADINGS. Paragraph headings are inserted for convenience of reference only and do not form a part of this Agreement.

     14.3 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original. Signatures may be transmitted via facsimile, thereby constituting the valid signature and delivery of this Agreement.

     14.4 AMENDMENT; WAIVER; ETC. This Agreement may be amended, modified, superseded or cancelled, and any of the terms may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party or Parties waiving compliance. The delay or failure of any Party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same. No waiver by any Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

     14.5 NO THIRD PARTY BENEFICIARIES. No Third Party including any employee of any Party to this Agreement, shall have or acquire any rights by reason of this Agreement. Nothing contained in this Agreement shall be deemed to constitute the Parties as partners with each other or any Third Party.

     14.6 ASSIGNMENT AND SUCCESSORS. MALLINCKRODT may not assign its Technology transfer obligations under this Agreement to any Third Party without MIP's consent, which will not be unreasonably withheld, other than to an Affiliate, any purchaser of all or substantially all of MALLINCKRODT's assets, or to any successor corporation resulting from any merger or consolidation of MALLINCKRODT with or into such corporation. MIP may not transfer or assign any of its rights or obligations under this Agreement without the express, prior written consent of MALLINCKRODT, which MALLINCKRODT may withhold in its sole discretion in the event the proposed assignee is a MALLINCKRODT competitor as listed on Exhibit G hereto. With respect to any other assignee (i.e., an assignee not listed on Exhibit G), MALLINCKRODT will not unreasonably withhold its consent to the proposed transfer or assignment. Any attempted assignment or transfer in contravention of this Section shall, at the option of the non-assigning Party, be null and void and of no effect. No assignment shall release either Party from responsibility for the performance of any accrued obligation of such Party hereunder.

     14.7 FORCE MAJEURE. Neither MIP nor MALLINCKRODT shall be liable for failure of or delay in performing obligations (other than payment obligations) set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of MIP or MALLINCKRODT.

     14.8 SEVERABILITY. If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the Parties that the remainder of the Agreement shall not be affected so long as the essential benefits of this Agreement remains enforceable and obtainable.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

MOLECULAR INSIGHT                       MALLINCKRODT INC.
PHARMACEUTICALS, INC.



By: /s/ David Barlow                    By: /s/ Steve Hanley
    ---------------------------------       ------------------------------------
    David Barlow                            Steve Hanley

Title:  -----------------------------   Title: ---------------------------------
Chairman and CEO, Molecular             President, Imaging Division
Insight Pharmaceuticals, Inc.

Date: December 19, 2006                 Date: 12/20/06
      -------------------------------        -----------------------------------

                                    EXHIBIT A

                                  US 5,384,113

                                  EP 600 992B1

                                        AT 196428T
                                        BE 600 992
                                        CH 600 992
                                        DE 692231469T
                                        DK 600 992
                                        ES 2150916T
                                        FR 600 992
                                        GB 600 992
                                        GR 3035067T
                                        IT 600 992
                                        LU 600 992
                                        NL 600 992
                                        SE 600 992

                                   CA 2113995C

                                   JP 6510539T

                                    EXHIBIT B

     Below are the services to be provided by MALLINCKRODT for the transfer of the Technology for the Vials and the Product to MIP. The objective of this technology transfer is for MALLINCKRODT to provide MIP with sufficient information and training to enable MIP to manufacture and quality control the Vials and the Product. A timeline of activities described below appears in EXHIBIT E.

B.1. Documentation for Vials (OctreoTher Reaction Vial) and Product (OctreoTher Hot Liquid)

The following documents will be provided by MALLINCKRODT to MIP at least 10 business days prior to the commencement of the Transfer of Technology as described in Section 2.3, unless otherwise agreed upon by MALLINCKRODT and MIP:

     - R&D Reports as per Table 1, in English and in both hard copy and electronic pdf document format.

     - Standard Operating Procedures as per Table 2, in the original Dutch and in English and in both hard copy and electronic Word document format.

     - Regulatory Information Documents as per Table 3, in English and in both hard copy and electronic Word document format.

     - Documents pertaining to the lyophilization process or the equipment necessary for the manufacturing and quality control of the Vials and the Product as per Table 4, in English or in Dutch and in either hard copy or electronic format.

     - In addition to the items listed in Tables 1, 2, 3 and 4, MALLINCKRODT will provide to MIP any additional documents identified during the Transfer of Technology that already exist and are readily available to MALLINCKRODT, are required for the manufacturing and quality control of the Vials and the Product, and are requested by MIP.

                              TABLE 1. R&D REPORTS

Number                                    Title                                       Report No.
------                                    -----                                       ----------
   1     Suitability test for a new crimp capsule for OctreoTher bottles
         (Helvoet code 1C325-3-C39)                                                    01ewe03r

   2     IN-PROCESS-CONTROL OF 90Y INCORPORATION DURING OCTREOTHERTM PRODUCTION.       01WGO01R
         APPROPRIATE OR INAPPROPRIATE

   3     OCTREOTHER CONSISTENCY RUNS STABILITY STUDY                                   05WGO00R

   4     MEASUREMENT OF YTTRIUM (90Y) BREMMSSTRAHLUNG                                  03MJ098R

   5     Water content in OctreoTher reaction mixture.                             03mpa02R (version
         Validation of the method.                                                     2) + memo

   6     Stability of NaCl 0.9% purged with Nitrogen for OctreoTher production         04mpa01r

   7     Quality testing of Reaction Mixture for OctreoTher PO: 70190                  05mjo03R

   8     Stability of NaCl 0.9% purged with Nitrogen for OctreoTher production.
         FM 257 stopper vs. FM 259 Stopper                                             05mpa02r

   9     OctreoTher consistency runs. Stability Study.                                 05wgo00r

  10     Scale up production process OctreoTher Novartis B220x clinical studies        06evw02r

  11     STABILITY STUDY OCTREOTHERTM REACTION MIXTURES INTERIM REPORT                 06WGO00R

  12     Annual Overview OctreoTherTM Productions 2003                                 07mjo04r

  13     Bone marrow dosimetry consequences by widening the specification for
         free 90Y in therapy with OctreoTher                                           07MKO00R

  14     JUSTIFICATION FOR THE OF ACID INTRODUCTION OF ASCORBIC ACID IN THE
         FORMULATION OF OCTREOTHER BULKSOLUTION                                        08MJO02R

  15     PRODUCTION AND QUALITY CONTROL OF SMT487                                      08MJO97R
         FORMULATION FOR USE IN THE SUB-ACUTE TOXICITY STUDY

  16     PRODUCTION AND QUALITY CONTROL OF SMT487 FORMULATION FOR USE IN THE
         ACUTE TOXICITY STUDY                                                          09MJ097R

  17     Feasibility of heat sterilization of Octreother (Y90)                         09MJ098R

  18     OCTREOTHER CONSISTENCY RUNS and STABILITY STUDY OF VIALS CONTAINING
         3330 RESPECTIVELY 4440 MBq Y-90 OCTREOTHER                                    09WGO01R

  19     Overview OctreoTher(TM) productions 2002                                      10ewe03r

  20     Stability Study OctreoTher Reaction Mixtures                                  11mjo02r

  21     Annual Overview OctreoTher(TM) Productions 2004                               10mjo05r

  22     Non-radioactive Testing of OctreoTher Production Process in the
         Hot Liquid Facility                                                           12mjo99r

  23     OCTREOTHER CONSISTENCY RUNS OF ADAPTED PRODUCTION PROCESS.
         STABILITY STUDY                                                               14WGO00R

  24     Identification of an impurity visible in HPLC analysis of Yttrium
         labelled DOTA-Tyr3-octreotide                                                 16MJ098R

  25     DETERMINATION OF EXCIPIENTS IN REACTION VIALS FOR OCTREOTHER
         VALIDATION OF THE METHOD                                                      17MJO97R

  26     Integrity testing of container/closure system to be used in the
         Octreother hot liquid production                                              17MJO99R

  27     DETERMINATION OF EXCIPIENTS IN REACTION VIALS FOR OCTREOTHER
         VALIDATION OF THE METHOD Addendum                                             19MJO00R

  28     OCTREOTHER CONSISTENCY RUNS OF ADAPTED PRODUCTION PROCESS.
         MICROBIOLOGICAL DATA                                                          24WGO00R

  29     Preliminary Stability Results SMT487 (90Y) Liquid                             27mjo97r

  30     Radiochemical Purity Determination of OctreoTher Using Different
         Integration Events                                                            32MJ099R

  31     OCTREOTHER FORMULATION REPORT                                               5061/14/1996

  32     DEVELOPMENT OF OCTREOTHER-90 KIT                                            5061/15/1995

  33     DOTA-TYR3-OCTREOTIDE ASSAY BY HPLC.
         VALIDATION OF METHOD                                                        5061/21/1996

  34     RADIOCHEMICAL PURITY OF 90Y-DOTA-TYR3-OCTREOTIDE.
         VALIDATION OF THE METHOD                                                    5061/22/1996

  35     INCORPORATION OF 90Y-DOTA-TYR3-OCTREOTIDE VALIDATION OF THE METHOD          5061/24/1996

  36     STABILITY 90Y-SMT487 FOR HOT-TOXICITY STUDY                                   07MJO97R

  37     Quality testing of Yttrium (90Y) chloride by means of incorporation
         assay into DOTA-Tyr3-Octreotide                                               12mjo02R

  38     Influence of the Alltech 1.0 ml Minivial 20/4000 on the incorporation
         capability of Y-90 to SMT 487 peptide                                         18ewe03r

  39     Close out report B220X project, validation status of OctreoTher
         facility                                                                     2465201001

  40     Extension of the OctreoTher production                                    Memo to File, E.
                                                                                     van Wensveen

  41     Identification of Impurities in gentisic acid and peroxide cured
         silicon tubing                                                                13MJO02R

  42     Air-tightness testing mepal container for Yttrium-OctreoTher
         solution shipments                                                           2132701003

  43     testing box 33 Multipack containing Yttrium-OctreoTher solution              2132701001

                     TABLE 2. STANDARD OPERATING PROCEDURES

Title document                                                               code
--------------                                                             --------
Octreother                                                                 D3-03925
Reactionmixture for Octreother bulk                                        D6-03925
Reactiemixture for Octreother                                              D7-03925
Dispensing set, solutions and dilutions, 10 - 25 ml, sterilized            E2-10504
Fiterset, Millipak 60, sterilized                                          E2-10561
tubingset Octreother, cel 0902.000 Compudil A, sterilized                  E2-11326
tubingset Octreother, cel 0902.000 diluter, sterilized                     E2-11328
tubingset Octreother, cel 0903.000, sterilized                             E2-11331
Filter, Pall, NOVASIP, C2PFRP1,                                            E2-11375
Tubingset, diluter Octreother, 3 flasks, sterilized                        E2-11407
tubingset, verdunner Octreother, sterilized                                E2-11412
Pumping set Octreother, cel 0903.000                                       E2-11413
Needle, pencilpoint, diam 1,2mm                                            E2-11418
Z-needle, pencilpoint, lengte 20x20x78mm                                   E2-11419
Curved needle, pencilpoint, diam 1,2mm, lengte 20x54mm                     E2-11421
Tubing set, bulkfluidreactionmixture, sterile                              E2-11441
Curved needle,pencilpoint, diam 1,2 mm, lengte 20x87 mm                    E2-11445
Curved needle,pencilpoint, diam 1,2 mm, lengte 28x57 mm                    E2-11446
Z-needle, pencilpoint, 20x20x78mm, passivated                              E2-11447
Curved needle, pencilpoint, 20x54mm, passivated                            E2-11448
Curved needle,pencilpoint, diam 1,2 mm, lengte 20x50 mm                    E2-11449
Dispensing set, sofiumchloride for octreother, gesteriliseerd              E2-11450
Curved needle, pencilpoint, 28x57mm, gepassiveerd                          E2-11456
Curved needle, pencilpoint, 20x87mm, gepassiveerd                          E2-11457
Dispensing set Octreother forunit cel 0903.000, gesteriliseerd             E2-11467
Filterset A Millipak 60, Pt-netted tubing                                  E2-11490
filterset B Millipak 60, Pt-netted tubing                                  E2-11491
Dispensing set, Pt-netted tubing                                           E2-11492
dispensingset, Pt-netted tubing                                            E2-11492
flask 2, assembleerd, Millipak 60, Pt-netted tubing                        E2-11493
flask 2, assembleerd, Millipak 60, Pt-netted tubing                        E2-11493
Dispensing set for kits, Pt-netted tubing                                  E2-12007
Lyophilization vial 10 ml, stopper FM157, clean                            E2-12198
Wing needle, diam 2,0mm,  lengte 20x280mm                                  E2-12336
transportcontainer Octreother                                              E3-11472
Certificate of analysis: Octreother                                        E4-11335
SPC Yttrium (Y90) SMT487, i.v.                                             E4-11373
Rubberstopper                                                              E6-10030
Rubberstopper                                                              N6-10856
Water for injecties, in bulk                                               E5-10114
Purified water                                                             E5-12300
Materials for the productie of octreother                                  E5-11408
Lyophilization vial 10 ml,                                                 E6-10009
Lyophilization stopper, DIAM 20 mm,  FM157,                                E6-10018
vial 100 ml, clean gesteriliseerd                                          E6-11303
vial 100ml, filled with nitrogen                                           E6-11304
Rubberstop, diam 32 mm, FM257, clean, sterile                              E6-11308
Needleprotector, rubber, 14 mm                                             E6-11394
Elution needle protector                                                   E6-10130
Octreother                                                                 F3-03925
Reactiemixture for octreother, bulk                                        F6-03925

                     TABLE 2. STANDARD OPERATING PROCEDURES

Title document                                                               code
--------------                                                             --------
Reactiemixture for voor Octreother                                         F7-03925
ring glassvial Octreother-Lab                                              G0-00095
ring Nensure P-2 flacon Octreotherlab                                      G0-00102
ring 10 ml lyophilization vial Octreotherlab                               G0-00105
ring for 100 ml flacon octreotherlab                                       G0-00114
Testset for visual inspection of vials in octreotherlab en radiopharmacy   G0-00147
Vial 500 ml Vacuum steriel                                                 N1-12015
Tubing, siliconubber, diam 6,0 x 10,0 mm                                   N2-10044
Tubing, siliconrubber, diam 4,0x7,0mm                                      N2-10459
Tubing, siliconrubber, diam 4,0 x 7,0 mm                                   N2-10459
Tubing, siliconrubber, diam 1,0x3,0mm                                      N2-10460
Filter millex                                                              N2-10825
Tubing, siliconrubber, diam 4,0 x 10,0 mm                                  N2-10462
Injection needle 18G, lengte 19 mm                                         N2-10561
Filter millipore, millipak 60 MPGL 06GH2                                   N2-10811
Filter hydrofoob ACRO 50                                                   N2-10826
Vail 250 ml                                                                N2-11429
Tubing, siliconrubber, 1,6 x 6,4 mm                                        N2-11435
Tubing, siliconrubber, 3,2 x 8,0 mm                                        N2-11436
Tubing 1,02 mm, diam  2,69 mm, lengte 3 m                                  N2-11476
Filter, Whatman, Polycap 36 SPF                                            N2-11508
Double tubingsett, 3,2 mm                                                  N2-11515
Double tubingset, 4,8 mm                                                   N2-11516
Curved needle, diam 0,9 x 1,2 mm, lengte 20 x 200 mm                       N2-11595
Threeway valve                                                             N2-11730
Tubing, siliconrubber, 2,38 x 4,0 mm                                       N2-11743
Tubing siliconrubber, 2,29x0,85x900mm                                      N2-11744
capsule, diam 32,5 mm,                                                     N2-11745
Filter, Pall, Novasip, C2PFRP1                                             N2-11775
Tubing, siliconrubber, diam. 1,6 x 4,8 mm                                  N2-11785
Vial 500ml                                                                 N2-11820
dispensingset octreother, cel 0903.000                                     N2-11852
Filter, Millex 0,22 ugm, SLGP 033 RS                                       N2-11855
Tubing, siliconrubber, diam 4,8 x 9,6 mm                                   N2-11858
Tubing, siliconrubber, diam 6,4 x 9,6 mm                                   N2-11859
Syringe                                                                    N2-11925
Tubing, PTFE, capilaire tubing                                             N2-11926
Wing needle, 18G x 1,5                                                     N2-11927
Syringe 1 ml luerlock H804                                                 N2-12035
Neo labbinders                                                             N2-12041
Tubing siliconenrubber 10 x 14                                             N2-12075
T-piece Diam, 6 MM P.P.                                                    N2-12081
Filter Millex SLFG 025 LS                                                  N2-12098
Connector Luer 0,8 female                                                  N2-12111
Connector Luer 1.6 male                                                    N2-12112
Connector luer 0,8 male                                                    N2-12113
Connector Luer 1,6 female                                                  N2-12115
Connector luer 3.2 Female                                                  N2-12117
Connector Luer 3.2 MALE                                                    N2-12118
Naald vleugel/beluchting 1.6 MM                                            N2-12119
T-part, polupropylene                                                      N2-11915
Beaker, plastic                                                            N3-11854

                     TABLE 2. STANDARD OPERATING PROCEDURES

Title document                                                               code
--------------                                                             --------
Demineralized water                                                        N5-70362
Ascorbic acid                                                              N5-70001
sodiumhydroxide,                                                           N5-70016
nitrogenf 99,98 % fluid                                                    N5-70120
GENTISIc acid                                                              N5-70128
Inositol                                                                   N5-70135
Water forr injections in vial, 1000 ml                                     N5-70261
sodiumchloride-solution 0,9% in vial 1000 ml                               N5-70267
DOTA-TYR3-octreotide                                                       N5-70415
Connector                                                                  N6-10158
lyophilizationstopper diam 20mm grey FM157                                 N6-10159
Needle, Z-vormig UTK                                                       N6-10177
Venapunction needle                                                        N6-10179
Lyophilization vial 10 ml                                                  N6-10217
Needle steel 316, diam 0,83x1,2mm, lengte 173mm                            N6-10247
Elution needle protector                                                   N6-10006
vail 100 ml,                                                               N6-11736
Rubberstopper, diam 32 mm, , FM257                                         N6-11737
capsule, aluminium, diam 20 mm                                             N6-11884
capsule, diam 32,5 mm,                                                     N6-11887
Yttrium chloride (Y90)                                                     N7-70429
Needle                                                                     N6-10248
Tubing set                                                                 P5-11407
dispensinglset, solutions, 10 - 25 ml, gesteriliseerd                      P2-10504
Filterrset, Millipak 60, gesteriliseerd                                    P2-10561
tubingset Octreother, cel 0902.000, Compudil A, gesteriliseerd             P2-11326
tubingset Octreother, cel 0902.000, diluter, gesteriliseerd                P2-11328
tubingset Octreother, cel 0903.000, gesteriliseerd                         P2-11331
tubingset, diluter octreother, 3 flasks, gesteriliseerd                    P2-11407
Tubingset diluetr octreother, gesteriliseerd                               P2-11412
Pumptubingset octreother, cel 0903.000                                     P2-11413
tubingset, bulk reactionmixture octreother, gesteriliseerd                 P2-11441
Z-needle, pencilpoint, 20x20x78mm, gepassiveerd                            P2-11447
Curved needle, pencilpoint, 20x54mm, gepassiveerd                          P2-11448
dispensingset sodiumchloride for octreother gesteriliseerd                 P2-11450
Curved needle, pencilpoint, 28x57mm, gepassiveerd                          P2-11456
Curved needle, pencilpoint, 20x87mm, gepassiveerd                          P2-11457
Materials for the production of octreother                                 P5-11408
Lyophilization stopper, DIAM 20 mm,  FM157,sterilized                      P6-10018
vial 100ml filled with nitrogen                                            P6-11304
Rubberstop, diam 32 mm, , FM257,                                           P6-11308
Visual inspection of octreother vials                                      W0-10364
Procedure to calculate the yttrium-90 amount to order                      W0-10436
Measurement of  radioactivity with an ionisatiecahmber with picoammeter    W1-10001

                    TABLE 3. REGULATORY INFORMATION DOCUMENTS

Number   Title
------   -----
  1      Yttrium (90Y) SMT 487 Clinical Trial Application Information
         Chemical and Pharmaceutical Data

  2      Yttrium (90Y) SMT 487 IND Information
         Manufacturing Description

                          TABLE 4. ADDITIONAL DOCUMENTS

Number   Title
------   -----
  1      Description of the lyophilization process

  2 Description of the equipment used in the manufacturing process for the Product

  3 Description of the Quality Control equipment used in the quality control methods of the Vials

  4 Description of the Quality Control equipment used in the quality controls methods of the Product

B.2. Manufacture and Quality Control of the Vials (OctreoTher Reaction Vial)

Prior to commencing the manufacturing and quality control technology transfer at the Petten Facility, MIP personnel must successfully complete Laboratory and Radiation Safety Training conducted by Safety Personnel at the MALLINCKRODT Petten site.

     B.2.1. Manufacturing of the Vials

MALLINCKRODT personnel will describe and demonstrate to MIP personnel the manufacturing process for the OctreoTher Reaction Vial consistent with or equivalent to GMPs at the MALLINCKRODT facility in Petten, The Netherlands. The following services will be provided:

     - a review of the Process Flow Sheet describing the manufacturing, ingredients, and materials needed in the manufacturing process;

     -    a review of the packaging;

     - one demonstration of the preparation of the matrix solution, without the addition of the peptide SMT 487, by MALLINCKRODT personnel during the initial visit to Petten by MIP personnel. MIP has the right to request that MALLINCKRODT personnel perform one additional demonstration of the preparation of the matrix solution, without the addition of the peptide SMT 487, at a date and site to be determined after the initial visit to Petten by MIP personnel. In the event that this additional demonstration occurs, MIP shall pay MALLINKRODT'S expenses pursuant to Section 2.3;

     - at least one but not more than two preparations of the matrix solution by MIP personnel with MALLINCKRODT personnel supervision during the initial visit to Petten by MIP personnel. MIP has the right to perform at least one but not more than two preparations of the matrix solution by MIP personnel with MALLINCKRODT personnel supervision at a date and site to be determined after the initial visit to Petten by MIP personnel. In the event that such additional activities occur, MIP shall pay MALLINKRODT'S expenses pursuant to Section 2.3;

     -    the parameters for the lyophilization cycle;

     - discussion of the documents provided in Tables 1, 2, and 3 as they pertain to the OctreoTher Reaction Vial manufacturing, such as product specifications, batch records, stability studies, fill-finish, and the lyophilization cycle.

     B.2.2. Quality Control of Vials

MALLINCKRODT personnel will describe and demonstrate to MIP personnel the quality control (QC) methods for the OctreoTher Reaction Vial consistent with or equivalent to GMPs at the MALLINCKRODT facility in Petten, The Netherlands. OctreoTher Reaction Vials from lot number 220930 will be used for this testing. The following services will be provided:

     - one demonstration of the QC methods for the ingredients by MALLINCKRODT personnel during the initial visit to Petten by MIP personnel. MIP has the right to request that MALLINCKRODT personnel perform one additional demonstration of the QC methods at a date and site to be determined after the initial visit to Petten by MIP personnel. In the event that this additional demonstration occurs, MIP shall pay MALLINKRODT'S expenses pursuant to Section 2.3;

     - one demonstration of in-process testing by MALLINCKRODT personnel during the initial visit to Petten by MIP personnel. MIP has the right to request that MALLINCKRODT personnel perform one additional demonstration of in-process testing at a date and site to be determined after the initial visit to Petten by MIP personnel. In the event that this additional demonstration occurs, MIP shall pay MALLINKRODT'S expenses pursuant to Section 2.3;

     - one demonstration of the QC methods for the Vial by MALLINCKRODT personnel during the initial visit to Petten by MIP personnel. MIP has the right to request that MALLINCKRODT personnel perform one additional demonstration of the QC methods for the Vial at a date and site to be determined after the initial visit to Petten by MIP personnel. In the event that this additional demonstration occurs, MIP shall pay MALLINKRODT'S expenses pursuant to Section 2.3;

     - at least one but not more than two completions by MIP personnel of the QC methods for the ingredients, in-process testing, and the Vial with MALLINCKRODT personnel supervision during the initial visit to Petten by MIP personnel. MIP has the right to perform at least one but not more than two completions of the QC methods for the ingredients, in-process testing, and the Vial with MALLINCKRODT personnel supervision at a date and site to be determined after the initial visit to Petten by MIP personnel. In the event that such additional activities occur, MIP shall pay MALLINKRODT'S expenses pursuant to
          Section 2.3;

     - discussion of the documents provided in Tables 1, 2, and 3 as they pertain to OctreoTher Reaction Vial quality control.

B.3. Manufacture and Quality Control of the Product (OctreoTher Hot Liquid)

     B.3.1. Manufacturing of the Product

MALLINCKRODT personnel will describe and demonstrate to MIP personnel the manufacturing process for the Product consistent with or equivalent to GMPs at the MALLINCKRODT facility in Petten, The Netherlands. OctreoTher Reaction Vials from lot number 220930 will be used for the manufacturing of the Product. The following services will be provided:

     - a review of the Process Flow Sheet describing the manufacturing, ingredients, and materials needed in the manufacturing process;

     -    a review of the packaging;

     - one demonstration of the preparation of the OctreoTher Hot Liquid without Y-90 by MALLINCKRODT personnel during the initial visit to Petten by MIP personnel. MIP has the right to request that MALLINCKRODT personnel perform one demonstration of the OctreoTher Hot Liquid without Y-90 at a date and site to be determined after the initial visit to Petten by MIP personnel. In the event that this additional demonstration occurs, MIP shall pay MALLINKRODT'S expenses pursuant to Section 2.3;

     - one demonstration of the preparation of the OctreoTher Hot Liquid with Y-90 by MALLINCKRODT personnel during the initial visit to Petten by MIP personnel. MIP has the right to request that MALLINCKRODT personnel perform one additional demonstration of the OctreoTher Hot Liquid with Y-90 at a date and site to be determined after the initial visit to Petten by MIP personnel. In the event that this additional demonstrations occur, MIP shall pay MALLINKRODT'S expenses pursuant to
          Section 2.3;

     - one preparation of the OctreoTher Hot Liquid without Y-90 by MIP personnel with MALLINCKRODT personnel supervision during the initial visit to Petten by MIP personnel. MIP has the right to perform one preparation of the OctreoTher Hot Liquid without Y-90 by MIP personnel with MALLINCKRODT personnel supervision at a date and site to be determined after the initial visit to Petten by MIP personnel. In the event that such additional activities occur, MIP shall pay MALLINKRODT'S expenses pursuant to Section 2.3;

     - one preparation of the OctreoTher Hot Liquid with Y-90 by MIP personnel with MALLINCKRODT personnel supervision during the initial visit to Petten by MIP personnel. MIP has the right to perform one preparation of the OctreoTher Hot Liquid with Y-90 by MIP personnel with MALLINCKRODT personnel supervision at a date and site to be determined after the initial visit to Petten by MIP personnel. In the event that such additional demonstrations occur, MIP shall pay MALLINKRODT'S expenses pursuant to Section 2.3;

     - discussion of the documents provided in Tables 1, 2, and 3 as they pertain to the OctreoTher Hot Liquid manufacturing, such as product specifications, batch records, and stability studies.

     B.3.2. Quality Control of Product

MALLINCKRODT personnel will describe and demonstrate to MIP personnel the quality control (QC) methods for the OctreoTher Hot Liquid consistent with or equivalent to GMPs at the MALLINCKRODT facility in Petten, The Netherlands. The following services will be provided:

     - one demonstration of in-process testing by MALLINCKRODT personnel during the initial visit to Petten by MIP personnel. MIP has the right to request that MALLINCKRODT personnel perform one additional demonstration of in-process testing at a date and site to be determined after the initial visit to Petten by MIP personnel. In the event that this additional demonstration occurs, MIP shall pay MALLINKRODT'S expenses pursuant to Section 2.3;

     - one demonstration of the QC methods for the Product by MALLINCKRODT personnel, preferably on the Product manufactured by MALLINCKRODT in Section B.3.1 during the initial visit to Petten by MIP personnel. MIP has the right to request that MALLINCKRODT personnel perform one additional demonstration of the QC methods for the Product at a date and site to be determined after the initial visit to Petten by MIP personnel. In the event that this additional demonstration occurs, MIP shall pay MALLINKRODT'S expenses pursuant to Section 2.3;

     - at least one but not more than two completions by MIP personnel of the QC methods for in-process testing and the Product, preferably on the Product produced by MIP in Section B.3.1, with MALLINCKRODT personnel supervision during the initial visit to Petten by MIP personnel. MIP has the right to perform at least one but not more than two completions by MIP personnel of the QC methods for in-process testing and the Product with MALLINCKRODT personnel supervision at a date and site to be determined after the initial visit to Petten by MIP personnel. In the event that such additional activities occur, MIP shall pay MALLINKRODT'S expenses pursuant to Section 2.3;

     - discussion of the documents provided in Tables 1, 2, and 3 as they pertain to OctreoTher Hot Liquid quality control.

B.4. Response to Inquires Concerning the Technology

MALLINCKRODT personnel will be available to provide responses or clarification to inquiries from MIP concerning the Technology during the course of the transfer of the Technology as described in Section 2.3.

B.5. Equivalency Testing of the Product (OctreoTher Hot Liquid)

MALLINCKRODT and MIP personnel will conduct equivalency testing on the OctreoTher Hot Liquid. Equivalency testing will consist of MALLINCKRODT and MIP independently conducting quality control (QC) testing of the Product as defined by the specifications in Section

5.3.1 of the Yttrium ((90)Y) SMT 487 IND Information Manufacturing Description attached to this Agreement as EXHIBIT F. The OctreoTher Hot Liquid will be manufactured consistent with or equivalent to GMPs by either MALLINCKRODT or MIP as specified below. The following services will be provided:

     - MALLINCKRODT will prepare one manufacturing preparation of the OctreoTher Hot Liquid sufficient to provide finished Product for QC testing by both MALLINCKRODT and MIP;

     - MALLINCKRODT will ship to MIP the required vials of Product necessary to perform the QC testing;

     - On the same date, MALLINCKRODT and MIP will independently perform the QC tests and MALLINCKRODT will inform MIP of its results.

     - MALLINCKRODT will receive from MIP one but not more than two manufacturing preparations of the OctreoTher Hot Liquid manufactured by MIP;

     - On the same date, MALLINCKRODT and MIP will independently perform the QC tests and MALLINCKRODT will inform MIP of its results.


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

                                    EXHIBIT C

               CERTIFICATION OF COMPLETION OF TECHNOLOGY TRANSFER

MALLINCKRODT INC. hereby certifies that it has completed its Technology transfer obligations under that certain Agreement, dated as of ____________, 2006, between MALLINCKRODT INC. and MOLECULAR INSIGHT PHARMACEUTICALS, INC.

MALLINCKRODT INC.


By:
    ---------------------------------
Title:
       ------------------------------
Date:
      -------------------------------


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

                                    EXHIBIT D

Specifications for the OctreoTher SMT 487 Reaction Vial are as follows:

            TEST                               LIMIT
            ----                               -----
Appearance                     clear and no visual impurities
pH                             4.0 - 5.0
Sterility                      sterile
Endotoxins                     < or = 20 EU/vial
Ascorbic acid                  64.0 - 78.2 mg/vial
Inositol                       36.0 - 44.0 mg/vial
Radiochemical purity, 15 min   > or = 90%
Radiochemical purity, 6 h      > or = 90%
(90)Y-Incorporation            > or = 99.5%
SMT 487                        72.0 - 88.0 ug/vial
Uniformity SMT 487 content     10 vials within 85 - 115% (n=10) or
                               < or = 1 of 30 out of 85 - 115%, but all
                               within 75 - 125%
Gentisic acid                  14.4 - 17.6 mg/vial
Water content                  < or = 5%
Identity                       comply with test


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

                                    EXHIBIT E

The overall work plan and timeline for the Transfer of Technology is as follows:

                                                                 Month 1   Month 2   Month 3    Month 4    Month 5     Month 6
                                                                   Days      Days      Days      Days        Days        Days
TASK NAME                                                         1 - 30   31 - 60   61 - 90   91 - 120   121 - 150   151 - 180
---------                                                        -------   -------   -------   --------   ---------   ---------
CONTRACT EXECUTION
   Mallinckrodt & MIP Execute Contract
   Mallinckrodt Receives Initial Payment at Contract Execution
   Mallinckrodt Invoices MIP and Receives 50% Payment for
      OctreoTher Vials
   Mallinckrodt Initiates SOP Translation per MIP Instructions
COMMENCEMENT OF TECHNOLOGY TRANSFER
   Mallinckrodt Transmits R&D and Regulatory Documents to MIP
   Mallinckrodt Transmits First Set of Translated SOPs to MIP
   Mallinckrodt Invoices MIP for Payment due upon Commencement of Technology transfer
   Mallinckrodt Ships OctreoTher Vials to MIP per Their
      Instructions
   Mallinckrodt Invoices MIP for Remaining 50% Payment due for
      OctreoTher Vials
   Mallinckrodt Receives Above Two Payments Prior to On-Site
      Technology Transfer
TRANSFER OF TECHNOLOGY AT MALLINCKRODT PETTEN FACILITY
   Mallinckrodt Provides Services per Exhibit B
MALLINCKRODT TECHNICAL AVAILABILITY
   Mallinckrodt Provides Services per Exhibit B
TRANSFER OF TECHNOLOGY AT MIP DESIGNATED FACILITY (IF
   REQUESTED)
   Mallinckrodt Provides Services per Exhibit B
EQUIVALENCY TESTING
   Mallinckrodt Provides Services per Exhibit B
TECHNOLOGY TRANSFER COMPLETION
   Mallinckrodt Sign-Off of Certificate of Completion
   Mallinckrodt Invoices for and Receives Payment for
      Completion of Technology Transfer


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

                                    EXHIBIT F

Specifications for Yttrium (90Y) SMT 487 (OctreoTher Hot Liquid) are as follows:

           TEST                                  LIMIT
           ----                                  -----
Appearance                  Clear, colourless, or slightly yellow solution
(90)Y-Incorporation         > or = 99.3%
Radiochemical purity        > or = 90%
Radioactive concentration   51.6 Bq/ml +/- 10% (1.4 mCi/ml +/- 10%)
pH                          4.0 - 5.0
Endotoxins                  < or = 0.2 EU/vial (parametric release)
Sterility                   sterile (parametric release)


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

                                    EXHIBIT G

Below is a list of MALLINCKRODT competitors.

     Bracco
     Bristol-Myers Squibb
     Cardinal Health, Inc.
     GE Healthcare Division of the General Electric Company
     Schering AG


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